Exhibit 2.5

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Roberto Moses Thompson Motta, bearer of Brazilian Passport No YB368590, and Andre Costa Coelho de Souza, bearer of Brazilian Passport No FE651031, signing jointly, the undersigned’s true and lawful attorney-in-fact to:

(1)

execute for and on behalf of the undersigned, in the undersigned’s personal capacity and capacity as members of the board of directors of BRC S.a.r.l and directors of the Stichting Anheuser-Busch InBev (each a “Company” and collectively, the “Companies”) and in his own capacity Schedules 13D and 13G, and any amendment or amendments thereto, in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Act”), and the rules thereunder;

(2)

do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedule 13D or 13G, complete and execute any amendment or amendments thereto or joint filing agreements in respect thereof, and timely file such form with the U.S. Securities and Exchange Commission and any stock exchange or similar authority; and

(3)

take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in -fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned’s responsibilities to comply with Section 13 of the Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D and 13G with respect to the undersigned’s holdings of and transactions in securities beneficially owned by the Companies or the undersigned in accordance with Rule 13d-l under the Act, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

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[Signature page 1/3 of the Power of Attorney dated June 09, 2021]

Date: June 09, 2021	By:	/s/ Carlos Alberto da Veiga Sicupira

Carlos Alberto da Veiga Sicupira

[Signature page 2/3 of the Power of Attorney dated June 09, 2021]

Date: June 09, 2021	By:	/s/ Marcel Herrmann Telles

Marcel Herrmann Telles

[Signature page 3/3 of the Power of Attorney dated June 09, 2021]

Date: June 09, 2021	By:	/s/ Jorge Paulo Lemann

Jorge Paulo Lemann

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Jan Vandermeersch and Benoit Loore signing singly, the undersigned’s true and lawful attorney-in-fact to:

(1)

execute for and on behalf of the undersigned, in the undersigned’s capacity as members of the board of directors of Fonds Baillet Latour, Schedules 13D and 13G, and any amendment or amendments thereto, in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Act”), and the rules thereunder;

(2)

do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedule 13D or 13G, complete and execute any amendment or amendments thereto or joint filing agreements in respect thereof, and timely file such form with the U.S. Securities and Exchange Commission and any stock exchange or similar authority; and

(3)

take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned’s responsibilities to comply with Section 13 of the Act.

This Power of Attorney shall remain in full force and effect until the Companies are no longer required to file Schedules 13D and 13G with respect to the Companies’ holdings of and transactions in securities beneficially owned by the Companies in accordance with Rule 13d-1 under the Act, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

This Power of Attorney shall be governed by the laws of the State of New York.

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Date: June 16, 2021

By:	/s/ Thomas Leysen
Thomas Leysen

[Power of Attorney Signature Page]